SUPPLEMENT DATED FEBRUARY 4, 2020 TO THE

CURRENT PROSPECTUSES, DATED MAY 1, 2019, AS AMENDED,

FOR

New York Life Insurance and Annuity Corporation (“NYLIAC”)

New York Life Variable Universal Life Insurance Policies

INVESTING IN

NYLIAC Variable Universal Life Separate Account - I

This supplement amends the most recent prospectuses you received, as amended, (each a “Prospectus,” and together, the “Prospectuses”) for the variable universal life policies offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

This supplement describes the following changes to the MainStay VP Cushing® Renaissance Advantage—Initial Class effective on or about February 28, 2020, as applicable to your Prospectus.

Keeping this purpose in mind, please note the following:

I:	Changes to MainStay VP Cushing® Renaissance Advantage—Initial Class

Effective February 28, 2020, the following change will occur:

A.	Name Change: All references in the Prospectuses to MainStay VP Cushing® Renaissance Advantage—Initial Class will be deleted and replaced with MainStay VP CBRE Global Infrastructure—Initial Class.

B.

Subadviser Change: All references in the Prospectuses to Cushing® Asset Management, LP, the current subadviser for the MainStay VP Cushing® Renaissance Advantage—Initial Class, will be deleted and replaced with CBRE Clarion Securities LLC.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010